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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

TAILWIND FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-135790 (Commission File Number)	13-4338095 (I.R.S. Employer Identification No.)
BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (416) 601-2422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On April 17, 2007, Tailwind Financial Inc. (the "Company") closed its initial public offering (the "IPO") of 12,500,000 Units (the "Units"). Each Unit consists of one share of the Company's Common Stock, $.001 par value per share (the "Common Stock"), and one Warrant ("IPO Warrant"), to purchase one share of Common Stock at $6.00 per share. The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $100,000,000. A copy of the prospectus with respect to the IPO may be obtained from Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005.

        Prior to the closing of the IPO, Parkwood Holdings Ltd., an entity owned by Gordon A. McMillan, the Company's Chairman, Andrew A. McKay, the Company's Chief Executive Officer and JovFunds Management Inc., purchased 4,700,000 warrants ("Sponsor Warrants") to purchase one share of the Company's Common Stock at $6.00 per share (the "Sponsor Warrant Purchase"). The Sponsor Warrants were sold at an offering price of $1.00 per Sponsor Warrant, generating gross proceeds of $4,700,000 for the Company.

        Proceeds of $100,000,000 were placed in the Company's trust account, including $97,000,000 of the proceeds from the IPO and the Sponsor Warrant Purchase and $3,000,000 of deferred underwriting discount.

        Audited financial statements as of April 17, 2007 reflecting receipt of the proceeds received by the Company in connection with the IPO and the Sponsor Warrant Purchase are included as Exhibit 99.1 to this Current Report on Form 8-K.

        The Company will issue a press release announcing the date when separate trading of the Common Stock and IPO Warrants included in the Units will begin. That date will be July 10, 2007, unless Deutsche Bank Securities Inc. determines that an earlier date is acceptable, based upon its assessment of the relative strengths of the securities markets and small capitalization companies in general and the trading pattern of, and demand for, the Company's securities in particular. In no event will Deutsche Bank Securities Inc. permit separate trading of the Common Stock and IPO Warrants until the business day following the earlier to occur of the expiration of the over-allotment option granted to the underwriters of the IPO in connection with the IPO, or the exercise in full of that option.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Audited Financial Statements

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

TAILWIND FINANCIAL INC.
	By:	/s/ ANDREW A. MCKAY Andrew A. McKay President and Chief Executive Officer
Dated: April 18, 2007

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SIGNATURES